Exhibit 99.1

News Release

AppFolio Acquires Utility Analytics Company

SANTA BARBARA, Calif., Sept. 4, 2018 - AppFolio, Inc. (NASDAQ:APPF), a leading provider of cloud-based business software solutions in the real estate and legal markets, announced the completion of the acquisition of substantially all of the assets of WegoWise, Inc., a provider of cloud-based utility analytics software for approximately 700,000 units, most of which are multi-family.

The WegoWise platform empowers building owners and managers to better manage operating and capital expenditures relating to utilities, and includes the following offerings:

•	Automated utility data acquisition and analytics

•	Peer-to-peer performance benchmarking

•	Spike tracking

•	Utility compliance reporting

•	EPA Energy Star Portfolio Manager integration

•	Retrofit measurement and verification

•	Green loan qualification and compliance reporting

With utility management a top priority for large portfolio property managers and owners, the WegoWise acquisition is expected to serve as a building block for a future utility management Value+ Service that will be offered to AppFolio real estate customers.

About AppFolio, Inc.
AppFolio's mission is to revolutionize vertical industry businesses by providing great software and service. Our cloud-based solutions serve over 12,300 customers in the real estate market and 10,000 customers in the legal market. Today our products include property management software (AppFolio Property Manager) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

About WegoWise,Inc.
WegoWise was founded in 2010 with the mission to catalyze environmental, social and economic sustainability in the built environment. Located in Boston, MA, WegoWise’s cloud-based solutions serve over 450 customers in the US with a large presence in multi-family.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as "anticipates," "believes," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "could," "will," "would,"

or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the expected impact of the WegoWise acquisition on future Value+ services that may be offered by AppFolio.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled "Risk Factors" in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.